SOCIAL & SCIENTIFIC SYSTEMS, INC. AUDITED FINANCIAL STATEMENTS DECEMBER 31, 2018 AND 2017

Social & Scientific Systems, Inc. Table of Contents Page Independent Auditor's Report 1 - 2 Audited Financial Statements Balance Sheets 3 - 4 Statements of Income 5 Statements of Shareholder's Equity 6 Statements of Cash Flows 7 - 8 Notes to Financial Statements 9 - 21

Independent Auditor's Report Audit Committee Social & Scientific Systems, Inc. Silver Spring, Maryland We have audited the accompanying financial statements of Social & Scientific Systems, Inc., which comprise the Balance Sheets as of December 31, 2018 and 2017, and the related Statements of Income, Shareholder's Equity and Cash Flows for the years then ended, and the related notes to the financial statements. Management's Responsibility for the Financial Statements Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. Auditor's Responsibility Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Corporation's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. -1-

Independent Auditor's Report (continued) We believe that the audit evidence that we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Social & Scientific Systems, Inc. as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America. Emphasis of Matter As discussed in Note 12 to the financial statements, the 2018 and 2017 financial statements have been restated for a change in accounting method. Our opinion is not modified with respect to this matter. Rockville, Maryland August 1, 2019 -2-

2018 2017 December 31, (Restated) (Restated) Assets Current assets Cash and cash equivalents $ 19,098,083 $ 16,033,752 Accounts receivable, net 14,661,364 17,711,039 Prepaid expenses and other current assets 724,307 879,211 Total current assets 34,483,754 34,624,002 Property and equipment, net 4,947,084 5,290,918 Other assets Goodwill 9,133,141 9,133,141 Capitalized software development costs, net 280,102 572,169 Total other assets 9,413,243 9,705,310 Total assets $ 48,844,081 $ 49,620,230 -3-

Social & Scientific Systems, Inc. Balance Sheets 2018 2017 (Restated) (Restated) Liabilities and Shareholder's Equity Current liabilities Accounts payable and accrued expenses $ 5,714,869 $ 5,497,522 Accrued salaries and related liabilities 4,016,136 5,247,449 Deferred revenue 308,987 610,807 Overapplied indirect rate liability 589,070 543,336 Customer advances 384,804 406,057 Deferred rent, current portion 380,542 392,507 Total current liabilities 11,394,408 12,697,678 Long term liabilities Other liabilities 675,463 821,411 Deferred rent, net of current portion 2,325,924 2,674,288 Total long term liabilities 3,001,387 3,495,699 Total liabilities 14,395,795 16,193,377 Commitments and contingencies Shareholder's equity Common stock - $.0001 par value, 3,000,000 shares authorized, 850,000 shares issued and 360,262 and 381,805 outstanding as of December 31, 2018 and 2017, respectively 85 85 Additional paid-in capital 1,995,421 1,995,421 Retained earnings 60,680,864 57,218,902 Unallocated common stock held by ESOP (18,677,763) (19,526,752) Treasury stock - 489,738 and 468,195 shares in treasury as of December 31, 2018 and 2017, respectively (9,550,321) (6,260,803) Total shareholder's equity 34,448,286 33,426,853 Total liabilities and shareholder's equity $ 48,844,081 $ 49,620,230 The accompanying Notes to Financial Statements are an integral part of these financial statements. -4-

Social & Scientific Systems, Inc. Statements of Income 2018 2017 Years Ended December 31, (Restated) (Restated) Contract revenue Contract revenue - government $ 66,930,819 $ 74,005,334 Contract revenue - commercial 4,964,582 8,446,661 Federal grants 8,962,460 8,957,584 Total contract revenue 80,857,861 91,409,579 Direct costs Direct labor 22,987,659 25,166,772 Subcontractors 15,684,109 19,682,647 Other direct costs 9,340,564 10,173,605 Total direct costs 48,012,332 55,023,024 Gross margin on revenue 32,845,529 36,386,555 Indirect costs 29,702,778 30,806,977 Income from operations 3,142,751 5,579,578 Other income (expense) Foreign currency exchange loss (50,181) (34,062) Other income 12,020 17,251 Interest income 27,415 11,523 Interest expense (54,380) (3,908) Total other expense (65,126) (9,196) Net income $ 3,077,625 $ 5,570,382 The accompanying Notes to Financial Statements are an integral part of these financial statements. -5-

Social & Scientific Systems, Inc. Statements of Shareholder's Equity Unallocated Common Additional Retained common stock stock paid-in capital earnings held by ESOP Treasury stock Total Balance, January 1, 2017, as restated $ 85 $ 1,995,421 $ 51,276,153 $ (20,392,053) $ (3,363,772) $ 29,515,834 Purchase of 18,781 shares of treasury stock ----(2,897,031) (2,897,031) ESOP contribution expense - - 372,367 865,301 - 1,237,668 Net income, as restated - - 5,570,382 - - 5,570,382 Balance, December 31, 2017, as restated 85 1,995,421 57,218,902 (19,526,752) (6,260,803) 33,426,853 Purchase of 21,543 shares of treasury stock ----(3,289,518) (3,289,518) ESOP contribution expense - - 384,337 848,989 - 1,233,326 Net income, as restated - - 3,077,625 - - 3,077,625 Balance, December 31, 2018, as restated $ 85 $ 1,995,421 $ 60,680,864 $ (18,677,763) $ (9,550,321) $ 34,448,286 The accompanying Notes to Financial Statements are an integral part of these financial statements. -6-

Social & Scientific Systems, Inc. Statements of Cash Flows 2018 2017 Years Ended December 31, (Restated) (Restated) Cash flows from operating activities Net income $ 3,077,625 $ 5,570,382 Adjustments to reconcile net income to net cash provided by operating activities Depreciation and amortization 2,707,097 2,498,144 ESOP compensation expense 1,233,326 1,237,668 Provision for doubtful accounts 375,000 267,325 (Increase) decrease in Accounts receivable 2,674,675 1,472,059 Prepaid expenses and other current assets 154,904 286,815 Tenant allowance receivable - 285,350 Deposits - 14,000 Increase (decrease) in Accounts payable and accrued expenses 71,399 (304,123) Accrued salaries and related liabilities (1,231,313) (1,157,276) Deferred revenue (301,820) (680,243) Overapplied indirect rate liability 45,734 373,356 Customer advances (21,253) (36,862) Deferred rent (360,329) 154,151 Net cash provided by operating activities 8,425,045 9,980,746 Cash flows from investing activities Purchases of property and equipment (2,042,743) (1,425,057) Software development costs capitalized (28,453) (182,817) Net cash used by investing activities (2,071,196) (1,607,874) Cash flows from financing activities Payments for purchase of treasury stock (3,289,518) (2,897,031) The accompanying Notes to Financial Statements are an integral part of these financial statements. -7-

Social & Scientific Systems, Inc. Statements of Cash Flows (continued) 2018 2017 Years Ended December 31, (Restated) (Restated) Net change in cash and cash equivalents 3,064,331 5,475,841 Cash and cash equivalents at beginning of year 16,033,752 10,557,911 Cash and cash equivalents at end of year $ 19,098,083 $ 16,033,752 Supplemental information: Interest paid $ 54,380 $ 1,795 The accompanying Notes to Financial Statements are an integral part of these financial statements. -8-

Social & Scientific Systems, Inc. Notes to Financial Statements 1. Organization Organization: Social & Scientific Systems, Inc. ("Corporation") was incorporated and under the laws of the State of Delaware on March 29, 1978 to provide professional significant services in support of public health research, primarily to federal government agencies accounting in the Washington, D.C. metropolitan area. The Corporation’s core business groups policies coordinate multi-institutional clinical research programs, conduct health policy research and data analysis, and provide survey and epidemiology services. The Corporation is headquartered in Silver Spring, Maryland. Basis of accounting: The financial statements of the Corporation have been prepared using the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Cash and cash equivalents: For purposes of financial statement presentation, the Corporation considers all highly liquid debt instruments with initial maturities of ninety days or less to be cash equivalents. The Corporation maintains cash balances which may exceed federally insured limits. As of December 31, 2018 and 2017, the Corporation had balances totaling $19,013,347 and $15,873,634, respectively, in a repurchase agreement sweep account which is included in the accompanying Balance Sheets. Management does not believe that this results in any significant credit risk. Accounts receivable: The Corporation provides for an allowance for doubtful accounts based on management's best estimate of probable losses determined principally on the basis of historical experience and specific allowances for known troubled accounts, if needed. All accounts, or portions thereof that are deemed to be uncollectible or that require an excessive collection cost are written off to the allowance for doubtful accounts. Property and equipment: Property and equipment are recorded at the original cost and are being depreciated on a straight-line basis over estimated lives of three to fifteen years. Leasehold improvements are amortized over the life of the assets or the remaining period of the lease, whichever is shorter. Long-lived assets and impairment: The Corporation periodically evaluates the carrying value of long-lived assets, including, but not limited to, property and equipment and other assets, when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flows from such an asset are separately identifiable and are less than its carrying value. In that event, a loss is recognized to the extent that the carrying value exceeds the fair value of the long-lived asset. Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. -9-

Social & Scientific Systems, Inc. Notes to Financial Statements Goodwill: Goodwill represents the excess of the purchase price of the net assets acquired over the fair value of those net assets. Goodwill is tested for impairment on an annual basis, and between annual tests in certain circumstances, and written down when impaired. Recoverability of goodwill is measured by first making a qualitative assessment (Step 0) of whether it is more-likely-than-not that a reporting unit's fair value is less than its carrying value to determine whether it is necessary to perform a quantitative goodwill impairment test. The qualitative impairment test includes considering various factors, including macroeconomic conditions, industry and market conditions, cost factors, a sustained share price or market capitalization decrease, and any reporting unit specific events. If it is determined through the qualitative assessment that a reporting unit's fair value is more-likely-than-not greater than its carrying value, the quantitative test is not required. If the qualitative assessment indicates it is more-likely-than-not that a reporting unit's fair value is not greater than its carrying value, the quantitative test must be performed. Management can elect to proceed directly to the quantitative impairment test without considering such qualitative factors. If it is determined that a quantitative test is required (Step 1), the Corporation will first make a comparison of the fair value of a reporting unit with its carrying amount including goodwill. Management considers the Corporation to be one reporting unit for the determination of goodwill impairment. In accordance with the authoritative guidance over fair value measurements, the fair value of a reporting unit is defined as the price that would be received to sell the unit as a whole in an orderly transaction between market participants at the measurement date. The Corporation primarily uses the income approach methodology, which includes the discounted cash flow method, and the market approach methodology, which includes the guideline public company method and considers values of comparable public businesses, to estimate the fair value of the reporting unit. Management does not believe that a cost approach is relevant to measuring the fair value of the reporting unit. If after performing Step 1 of the goodwill impairment test, the fair value of the reporting unit does not exceed the carrying value, the Corporation performs a second step (Step 2) of the goodwill impairment test for the reporting unit. Step 2 measures the amount of goodwill impairment by comparing the implied fair value of the reporting unit's goodwill after estimating the fair value of specifically identifiable intangible assets, with the carrying value of that goodwill. The implied fair value of goodwill is determined using the same approach utilized to estimate the amount of goodwill recognized in a business combination. Significant measurement judgment is required when estimating the fair value of the reporting unit including the forecasting of future operating results, the discount rates -10-

Social & Scientific Systems, Inc. Notes to Financial Statements and expected future growth rates used in the discounted cash flow method of valuation, and in the selection of comparable businesses in the market approach. If the estimated fair value of the reporting unit exceeds the carrying value assigned to it, goodwill is not impaired and no further analysis is required. Once goodwill has been assigned to a reporting unit, for accounting purposes, the goodwill is no longer directly associated with the underlying acquisitions that the goodwill originated from, but rather the reporting unit to which it has been allocated. The Corporation concluded that the quantitative goodwill impairment test was not required because it was determined, through the performance of a qualitative assessment as described above, that the reporting unit's fair value is more-likely-than- not greater than its carrying value. The Corporation has determined there is no impairment at December 31, 2018 and 2017. The carrying amount of goodwill as of December 31, 2018 and 2017 was $9,133,141. Software development costs: The Corporation capitalizes certain software development costs for software which it plans to sell externally. Capitalization of software costs begins upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized software development costs require considerable judgment by management with respect to certain external factors including, but not limited to, anticipated future gross revenue, estimated economic life, and changes in software and hardware technologies. Capitalized software costs are amortized over the estimated economic life of the product of three years using the greater of the straight-line method of amortization or based on the percentage of actual sales to expected total sales, commencing on the date of product release. When a software product is no longer sold, the costs and accumulated amortization are written off, and any loss is charged against operations. At December 31, 2018 and 2017, capitalized software costs are presented net of accumulated amortization of $3,446,288 and $3,125,768, respectively. During the years ended December 31, 2018 and 2017, amortization related to capitalized software development costs totaled $320,520 and $247,105, respectively, which is included in direct costs on the accompanying Statements of Income. Deferred rent: The Corporation recognizes the minimum non-contingent rents required under operating leases as rent expense on a straight-line basis over the life of the lease, with differences between amounts recognized as expense and the amounts actually paid recorded as deferred rent on the accompanying Balance Sheets. -11-

Social & Scientific Systems, Inc. Notes to Financial Statements Stock appreciation rights expense: The Corporation measures compensation expense for its stock appreciation rights (SARS) plan in accordance with accounting principles generally accepted in the United States of America, which require that compensation expense be recorded in operations for all grants issued. The value of the stock grants is recognized over the requisite service period which is determined based on the intrinsic value of the stock as it appreciates. As the intrinsic value increases, the Corporation will record a liability based upon the intrinsic value at the time of the change. Contract revenue: Revenue from cost-type contracts is recognized as costs are incurred on the basis of direct costs plus allowable indirect costs and an allocable portion of the fixed fee. Revenue from fixed-price type contracts is recognized under the percentage-of-completion method of accounting, with costs and estimated profits included in contract revenue as work is performed. If actual and estimated costs to complete a contract indicate a loss, provision is made currently for the loss anticipated on the contract. Revenue from time and materials contracts is recognized as costs are incurred at amounts represented by the agreed-upon billing amounts. Revenue from government grants is recognized as costs are incurred in accordance with the terms of the grant. Revenue recognized on contracts for which billings have not been presented to customers at year end is included in the accounts receivable classification on the accompanying Balance Sheets. Revenue yet to be recognized on contracts for which cash payments have already been received is reflected in the accompanying Balance Sheets as deferred revenue. Foreign currency: Exchange adjustments resulting from transactions in foreign currency are generally recognized in operations. The cumulative translation adjustments are not material to the financial statements and therefore not disclosed. The Corporation has offices and conducts business in foreign countries which accounts for total contract revenues of $5,985,346 and $5,748,320 in Uganda through December 31, 2018 and 2017, respectively. At December 31, 2018 and 2017, cash and cash equivalents denominated in both USD and Ugandan shillings (equivalent of $70,259 and $55,514 USD, respectively) are held in financial institutions in Uganda. Income taxes: The Corporation is 100% owned by an Employee Stock Ownership Plan (ESOP) (shareholder) and has elected to be treated as an S Corporation for federal income tax purposes whereby the tax attributes of the Corporation are passed through to and reported on the shareholder's tax return. Accordingly, there is no provision for federal or state income taxes included in the accompanying financial statements. -12-

Social & Scientific Systems, Inc. Notes to Financial Statements The Corporation evaluates uncertainty in income tax positions taken or expected to be taken on a tax return based on a more-likely-than-not recognition standard. If that threshold is met, the tax position is then measured at the largest amount that is greater than 50% likely of being realized upon ultimate settlement and is recognized in the Corporation’s financial statements. If applicable, the Corporation records interest and penalties as a component of income tax expense. As of December 31, 2018 and 2017 there were no accruals for uncertain tax positions. Tax years from January 1, 2015 through the current year remain open for examination by federal and state tax authorities. Use of accounting estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. -13-

Social & Scientific Systems, Inc. Notes to Financial Statements Recently issued accounting pronouncements not yet adopted: In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the existing accounting standards for revenue recognition. In August 2015, the FASB issued ASU No. 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, resulting in a one-year deferral of the effective date of ASU 2014-09, which became effective for the Corporation on January 1, 2019. This ASU is based on the principle that revenue is recognized to depict the transfer of goods or services to customers at an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The ASU also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments, and assets recognized from costs incurred to obtain or fulfill a contract. Various updates have been issued to clarify the guidance in Topic 606. The new standard permits two methods of adoption: retrospectively to each prior reporting period presented (full retrospective method), or retrospectively with the cumulative effect of applying the guidance recognized at the date of initial application (the modified retrospective method). The Corporation is currently evaluating the potential effects on its financial statements as well as its accounting policies and procedures. The Corporation has not selected a transition method for adoption nor determined the potential effects on its financial statements. In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which supersedes the existing lease accounting standard and sets out principles for the recognition, measurement, presentation and disclosure of leases. Under the new guidance, a lessee will be required to recognize lease assets and lease liabilities for all leases with lease terms in excess of twelve months. The new standard requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease. ASU 2016-02 becomes effective for the Corporation on January 1, 2020. The Corporation is in the process of evaluating the impact of this new guidance. Reclassifications: Certain 2017 balances have been reclassified to conform with the 2018 presentation. Subsequent events: Management has evaluated subsequent events for disclosure in these financial statements through August 1, 2019, which is the date the financial statements were available to be issued. -14-

Social & Scientific Systems, Inc. Notes to Financial Statements 2. Accounts Accounts receivable at December 31, 2018 and 2017, consist of amounts due under receivable, net contracts in progress with federal government agencies, primarily the Department of Health and Human Services, and commercial entities. The components of accounts receivable are: 2018 2017 Billed receivables $ 11,821,393 $ 13,283,098 Unbilled receivables 3,048,853 4,554,747 Other receivables 3,825 18,439 Total 14,874,071 17,856,284 Less: Allowance for doubtful accounts (212,707) (145,245) Net $ 14,661,364 $ 17,711,039 All billed receivable amounts are expected to be collected during the next fiscal year. In accordance with standard practice in the industry, the Corporation includes unbilled receivables in current assets even when such amounts are realizable over a period in excess of one year. Of the total receivables as of December 31, 2018 and 2017, approximately 18% and 10% are due under two and one contracts that generated approximately 23% and 11% of total contract revenues for the years ended December 31, 2018 and 2017, respectively. The unbilled receivables balance consisted of the following at December 31: 2018 2017 Unbilled - timing differences $ 1,758,018 $ 2,526,636 Unbilled - fixed price estimate-to-complete 162,952 1,237,544 Unbilled - indirect rate variances 1,127,883 790,567 Total $ 3,048,853 $ 4,554,747 -15-

Social & Scientific Systems, Inc. Notes to Financial Statements 3. Property and Property and equipment consist of the following at December 31: equipment 2018 2017 Leasehold improvements $ 2,930,403 $ 2,930,403 Furniture, fixtures and equipment 1,374,403 1,302,453 Computer and software equipment 7,902,858 5,932,065 Total 12,207,664 10,164,921 Less: Accumulated depreciation and amortization (7,260,580) (4,874,003) Net $ 4,947,084 $ 5,290,918 Related depreciation and amortization expense for the years ended December 31, 2018 and 2017 was $2,386,577 and $2,251,039, respectively. 4. Note payable - The Corporation has a line of credit agreement with a bank which expires on August 31, line of credit 2019. Under the terms of the agreement, the Corporation can borrow up to $10,000,000, with interest at 2% above the daily one-month LIBOR rate. At December 31, 2018 and 2017, the interest rate was 4.52% and 3.56%, respectively. The bank has a secured interest in the Corporation's accounts receivable and other rights to payment, general intangibles, inventory and equipment. The agreement also includes various covenants including minimum tangible net worth, net income, an asset coverage ratio, and a minimum liquid asset requirement. The Corporation was in compliance with the financial covenants as of December 31, 2018 and 2017. There were no amounts outstanding under the line of credit agreement as of December 31, 2018 and 2017. Line of credit amounts available are further reduced by any outstanding letters of credit with a ceiling of $3,000,000 (used in lieu of a cash security deposit on a corporate lease of office space). The Corporation has outstanding letters of credit of $292,706 at both December 31, 2018 and 2017. 5. Customer The Corporation receives cash advances from various commercial pharmaceutical advances companies for the support of clinical research. The Corporation distributes these funds to research institutions that receive federal funding for research, under the direction of government sponsored scientific committees. The Corporation is reimbursed for its administrative costs incurred to process these funds. Undisbursed advances totaling $384,804 and $406,057 at December 2018 and 2017, respectively, are included in current liabilities on the accompanying Balance Sheets. -16-

Social & Scientific Systems, Inc. Notes to Financial Statements 6. Retirement Retirement plan: The Corporation sponsors a tax deferred retirement plan under the plan and Internal Revenue Code ("401(k) Plan") to provide retirement benefits for all eligible employee stock employees. Participating employees may voluntarily contribute up to limits provided ownership plan by Internal Revenue Service regulations. The 401(k) Plan provides for matching contributions up to 100% of the first 3% of the participant's compensation and up to 50% of the next 2% of the participant's compensation. All contributions are fully vested at the time of contribution. The Corporation contributed $1,144,755 and $1,070,824 during each of the years ended December 31, 2018 and 2017, respectively. In addition, the Corporation may also make profit sharing or discretionary contributions to the 401(k) Plan. No such contributions were made for the years ended December 31, 2018 and 2017. Employee stock ownership plan ("ESOP"): Effective January 1, 1998, the Corporation established an ESOP for substantially all of its employees. The plan provides for contributions in such amounts as may be determined by the Board of Directors. Participants vest at a rate of 25% per year beginning after the employee's second year. The Corporation can make a discretionary contribution to the plan annually. Any dividends received by the ESOP are used for debt service. The ESOP shares initially were pledged as collateral and allocated to active employees, based on the proportion of debt service paid in the year. Shares pledged as collateral are reported as unallocated ESOP shares in the Balance Sheets. As shares are released from the collateral, the Corporation reports compensation expense equal to the current market price of the shares. The fair market value of the shares is determined annually by an independent appraiser. Dividends on allocated ESOP shares are recorded as a reduction of retained earnings; dividends on unallocated ESOP shares are recorded as a reduction of debt and accrued interest. In the event a terminated participant in the ESOP plan desires to sell his or her shares of the Corporation's stock, or for certain employees who elect to diversify their account balances, the Corporation may be required to purchase the shares from a participant at their fair market value. For the years ended December 31, 2018, and 2017 the Corporation's contributions were $1,071,089 and $1,211,000, respectively. -17-

Social & Scientific Systems, Inc. Notes to Financial Statements Effective September 15, 2016 the Corporation issued a new loan agreement to the ESOP consolidating the balances of all previously outstanding loans. The loan payable by the ESOP to the Corporation required a payment upon consolidation of $1,092,524 with subsequent payments to be made in 24 annual installments of $1,071,089 each. These annual installments include principal plus interest at 1.9% beginning on September 15, 2017 through September 15, 2040. The principal amount paid for the years ended December 31, 2018 and 2017, was $694,735 and $681,781, respectively. The loan receivables from the ESOP are not reflected in these financial statements as the Corporation is the source of funds to repay these loans. Rather, the loans are reflected as a contra-equity account and are reduced as shares are allocated to the ESOP plan participants. The loans are secured by shares purchased. The number of shares released are calculated based on a fraction of principal and interest on the date of the payment to the sum of the current payment of principal and interest plus the remaining payments of principal and interest projected to be payable on the ESOP loan. For the years ended December 31, 2018 and 2017, compensation cost associated with the release of 7,912 shares was $1,233,326 and $1,237,668, respectively. The fair value of the unearned shares at December 31, 2018 and 2017 was $27,685,993 and $27,788,804, respectively. The number of allocated shares at December 31, 2018 and 2017 was 186,191 and 199,822, respectively. Activity in the ESOP common shares during the years ended December 31, 2018 and 2017 was as follows: Shares Original Cost Unallocated shares, January 1, 2017 189,895 $ 20,392,053 Shares released (7,912) (865,301) Unallocated shares, December 31, 2017 181,983 19,526,752 Shares released (7,912) (848,989) Unallocated shares, December 31, 2018 174,071 $ 18,677,763 -18-

Social & Scientific Systems, Inc. Notes to Financial Statements 7. Compensation The Corporation established a long term incentive plan in 2010 to attract, retain and plan reward employees for contributing to the growth and profitability of the Corporation. The Plan has a term through December 2030. The Corporation has entered into stock appreciation rights agreements ("SARS") with certain key employees that provide for cash awards. Rights are assigned a value based upon the fair market value of the Corporation's common stock. Employee rights generally vest over three years of service after the effective date of the agreement. The increase in the value of the rights is recorded as compensation expense. As of December 31, 2018 and 2017, the Corporation has accrued compensation under the agreements in the amount of $60,326 and $254,388, respectively, included in accrued salaries and related liabilities on the accompanying Balance Sheets. For the years ended December 31, 2018 and 2017, the Corporation recorded compensation expense of $48,000 and $27,460, respectively. During 2018 and 2017, the Corporation paid out $242,062 and $659,868, respectively, to employees under this plan. The maximum number of SARS which may be granted and outstanding shall not exceed 18% of the Corporation's equity on a fully diluted basis. 8. Other liabilities In 2014 the Corporation executed two separate agreements with Maryland and Montgomery County that provided the Corporation $1,000,000 in exchange for keeping its headquarters in its current location at the end of its lease. The first agreement was in the form of a Promissory Note and Loan Agreement (“Loan”) for $650,000 with the Maryland Department of Business and Economic Development (“Lender”). The second agreement was a conditional grant (“Grant”) for $350,000 from Montgomery County, Maryland (“County”). Payments of principal are deferred while the Corporation employs at least 300 full-time employees. The Corporation must repay a portion of the Loan and Grant should fewer than 300 employees be employed by the Corporation in Maryland as of each December 31 during the term of the Loan, net of any previous year repayments plus interest calculated at 3% per annum from the inception of the Loan and Grant. Should the Corporation employ less than 150 employees, the Corporation shall be in default and the entire amount of the outstanding principal and interest of the Loan shall be immediately payable to Lender. If, as of June 30, 2023, there remains any outstanding Loan and Grant principal and the Corporation is not in default, Lender will forgive the balance of the Loan and the Corporation will recognize both the Loan and Grant as income. As of December 31, 2018 and 2017, the Corporation was not in default; however, they did not achieve the employee threshold and has repaid approximately $249,525 under the two agreements, including $158,680 and $22,513 due at December 31, 2018 and 2017, respectively, which is included under accounts payable and accrued expenses on the accompanying Balance Sheets. The outstanding principal balance on the Loan and Grant was $675,463 and $821,411 as of December 31, 2018 and 2017, resepectively, and is included under other liabilities on the accompanying Balance Sheets. -19-

Social & Scientific Systems, Inc. Notes to Financial Statements 9. Operating The Corporation is obligated, as lessee, under non-cancelable operating leases for office leases space in Maryland, North Carolina, and Uganda. The following is a schedule by years of future minimum rental payments required under the operating leases that have an initial or remaining non-cancelable lease term in excess of one year as of December 31, 2018: Year Ending December 31 Total 2019 $ 3,611,092 2020 3,731,406 2021 3,855,772 2022 3,984,387 2023 3,028,352 Thereafter 2,691,963 Total $ 20,902,972 Total rent expense for office, vehicle, and equipment leases for the years ended December 31, 2018 and 2017 was $3,143,995 and $3,255,877, respectively. 10. Contract status Provisional indirect cost rates: Billings under cost-based government contracts are calculated using provisional rates which permit recovery of indirect costs. These rates are subject to audit on an annual basis by the government agencies' cognizant audit agency. The cost audit will result in the negotiation and determination of the final indirect cost rates which the Corporation may use for the years audited. The final rates, if different from the provisional rates, may create a receivable or a liability. As of December 31, 2018, the Corporation had negotiated final settlements on indirect cost rates through December 31, 2014. The Corporation has negotiated provisional indirect rates for the years through June 30, 2019. The Corporation periodically reviews its cost estimates and experience rates, and adjustments, if needed, are made and reflected in the period in which the estimates are revised. In the opinion of management, redetermination of any cost-based contracts for the open years will not have any material effect on the Corporation's financial position or results of operations. Management has provided an accrual for over-applied provisional billings in the amount of $589,070 and $543,336 at December 31, 2018 and 2017, respectively. -20-

Social & Scientific Systems, Inc. Notes to Financial Statements 11. Commitments The funding of U.S. government programs is subject to an annual Congressional and budget authorization and appropriations process which have not followed normal contingencies practices in recent years. The Corporation cannot predict the impact on existing, follow- on or replacement programs from potential changes in priorities. 12. Restatement to The Corporation restated its previously issued financial statements due to a change in previously method of accounting. In 2014, the Corporation previously adopted ASU No. 2014-02, issued financial the private company accounting alternative intended to simplify the goodwill statements accounting model. Due to a business combination with a public reporting entity in 2019, the Corporation is expecting to meet the definition of a public business entity. As such, the Corporation is required to retrospectively apply U.S. GAAP for public companies in all prior periods. The change removes the impact from the amortization of goodwill and requires the Corporation to perform a goodwill impairment test using a two-step approach. As a result, goodwill amortization expense of $913,314, for each of the years ended December 31, 2018 and 2017, was reversed and the opening balance of retained earnings as of January 1, 2017 increased by $3,371,029. This adjustment also increased goodwill by $5,197,657 and $4,284,343 as of December 31, 2018 and 2017, respectively. 13. Subsequent Subsequent to December 31, 2018, on June 7, 2019, 100% of the outstanding equity of event the Corporation was acquired by DLH Holdings Corp. for approximately $70 million. -21-